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                                                                EXHIBIT 10.8 (b)

                       THE TIMBERLAND PROFIT SHARING PLAN

             As Amended and Restated Effective as of January 1, 1997

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
INTRODUCTION .......................................................................I

      1.1  Establishment of Plan....................................................v
      1.2  Compliance With Code and ERISA...........................................v
      1.3  Compliance With Requirements of Puerto Rico..............................v
      1.4  Exclusive Benefit of Participants........................................v
      1.5  Limitation on Rights Created by Plan.....................................v
      1.6  Application of Plan's Terms..............................................v
      1.7  Benefits Not Guaranteed..................................................v

ARTICLE II  DEFINITIONS.............................................................V

      2.1  Applicable compensation.................................................vi
      2.2  Beneficiary.............................................................vi
      2.3  Code....................................................................vi
      2.4  Committee...............................................................vi
      2.5  Employee................................................................vi
      2.6  Employer................................................................vi
      2.7  ERISA...................................................................vi
      2.8  Participant.............................................................vi
      2.9  Plan....................................................................vi
      2.10  Plan year..............................................................vi
      2.11  Timberland.............................................................vi
      2.12  TREK plan...............................................................3
      2.13  Trust agreement.......................................................vii
      2.14  Trust fund............................................................vii
      2.15  Trustees..............................................................vii

ARTICLE III  SERVICE RULES........................................................VII

      3.1  Service Defined........................................................vii
      3.2  Determining Years of Service...........................................vii
      3.3  Employment Defined.....................................................vii
      3.4  Affiliated Employer Defined............................................vii

ARTICLE IV  PARTICIPATION........................................................VIII

      4.1  Eligible Class........................................................viii
      4.2  Participation.........................................................viii
      4.3  End of Participation..................................................viii
      4.4  Participation upon Reemployment.......................................viii
      4.5  Special Rule for Leased Employees.......................................ix
      4.6  Military Service........................................................ix
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
ARTICLE V  EMPLOYER CONTRIBUTIONS..................................................IX

      5.1  Amount of Employer Contributions........................................ix
      5.2  Form and Time of Contribution...........................................ix
      5.3  Return of Contribution Made in Error or Not Deductible..................ix

ARTICLE VI  ROLLOVER CONTRIBUTIONS.................................................IX

      6.1  Rollover Contributions..................................................ix
      6.2  In-Service Withdrawals From Rollover Account.............................x

ARTICLE VII  ACCOUNTS AND ALLOCATIONS...............................................X

      7.1  Establishment of Accounts................................................x
      7.2  Allocating Employer Contributions and Forfeitures.......................xi
      7.3  Allocating Rollover Contributions.......................................xi
      7.4  Charges to Accounts.....................................................xi
      7.5  415 Maximum Additions...................................................xi
      7.6  Valuation of Assets....................................................xii
      7.7  Allocating Investment Experience.......................................xii
      7.8  Segregated Accounts....................................................xii
      7.9  Investment of Funds....................................................xii

ARTICLE VIII  DISTRIBUTIONS.......................................................XIV

      8.1  Distribution Upon Retirement or Disability.............................xiv
      8.2  Distribution Upon Other Termination of Employment......................xiv
      8.3  Time of Distribution...................................................xiv
      8.4  Required Distribution Date..............................................xv
      8.5  Distribution Upon Death of a Participant................................xv
      8.6  Direct Rollover of Distribution........................................xvi

ARTICLE IX  AMENDMENT, MERGER AND TERMINATION OF PLAN.............................XVI

      9.1  Amendment of Plan......................................................xvi
      9.2  Merger of Plans.......................................................xvii
      9.3  Termination...........................................................xvii
      9.4  Effect of Termination.................................................xvii

ARTICLE X  NAMED FIDUCIARIES.....................................................XVII

      10.1  Identity of Named Fiduciaries........................................xvii
      10.2  Responsibilities and Authority of Committee..........................xvii
      10.3  Responsibilities and Authority of Trustees..........................xviii
      10.4  Responsibilities of Timberland......................................xviii
      10.5  Responsibilities Not Shared.........................................xviii
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
      10.6  Procedure for Allocation and Delegation of Responsibilities.........xviii
      10.7  Dual Fiduciary Capacity Permitted...................................xviii
      10.8  Actions by Timberland.................................................xix
      10.9  Advice................................................................xix
      10.10  Indemnification......................................................xix

ARTICLE XI  THE COMMITTEE.........................................................XIX

      11.1  Appointment...........................................................xix
      11.2  Notice to Trustees....................................................xix
      11.3  Administration of Plan................................................xix
      11.4  Impossible or Difficult Performance....................................xx
      11.5  Reporting and Disclosure...............................................xx
      11.6  Records................................................................xx
      11.7  Compensation and Expenses..............................................xx
      11.8  Decisions, Rules and Regulations.......................................xx
      11.9  Secretary of the Committee.............................................xx
      11.10  Claims Review Procedure..............................................xxi

ARTICLE XII  MISCELLANEOUS.......................................................XXII

      12.1  Nonalienation of Benefits............................................xxii
      12.2  Qualified Domestic Relations Orders..................................xxii
      12.3  Payment to Minors and Incompetents..................................xxiii
      12.4  Current Address of Payee............................................xxiii
      12.5  Disputes Over Entitlement to Benefits...............................xxiii
      12.6  Payment of Benefits.................................................xxiii
      12.7  Top Heavy Plan Provisions...........................................xxiii
      12.8  Statutory References..................................................xxv
      12.9  Rules of Construction.................................................xxv
      12.10  Text Controls.......................................................xxvi
      12.11  Applicable State Law................................................xxvi

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                                  INTRODUCTION

     1.1 ESTABLISHMENT OF PLAN. The Timberland Company established this plan effective as of January 1, 1991. The plan is hereby amended and restated effective as of January 1, 1997 and such other dates as are noted herein.

     1.2 COMPLIANCE WITH CODE AND ERISA. This plan is intended to qualify as a profit sharing plan under Code Section 401(a). Contributions under the plan are not conditioned on the existence of current or accumulated profits. The plan will be interpreted in a manner that comports with these intentions.

     1.3 COMPLIANCE WITH REQUIREMENTS OF PUERTO RICO. The participation in this plan by employees whose applicable compensation is subject to income tax in the Commonwealth of Puerto Rico is intended to satisfy the tax qualification requirements of the Commonwealth of Puerto Rico. The plan will be administered, and its terms interpreted, in a manner that satisfies this intention.

     1.4 EXCLUSIVE BENEFIT OF PARTICIPANTS. The plan is for the exclusive benefit of participants and their beneficiaries. Contributions are made to the trust fund for the purpose of accumulating and investing such funds on a tax-deferred basis and distributing benefits to participants and their beneficiaries in accordance with the plan. Except as provided in Section 5.3 and
Section 12.2, no part of the trust fund will be used for or diverted to purposes other than for the exclusive benefit of participants and their beneficiaries and defraying those reasonable expenses of administering the plan and trust fund not paid by the employers.

     1.5 LIMITATION ON RIGHTS CREATED BY PLAN. Nothing appearing in the plan will be construed (a) to give any person any benefit, right or interest except as expressly provided herein, or (b) to create a contract of employment or to give any employee the right to continue as an employee or to affect or modify his terms of employment in any way.

     1.6 APPLICATION OF PLAN'S TERMS. The benefits and rights of a participant and his beneficiaries under the plan will be determined in accordance with the terms of the plan that are in effect on the date that contributions on a participant's behalf are made or credited to his accounts, or on the date of the participant's retirement, total disability, death or other termination of service, whichever may be applicable.

     1.7 BENEFITS NOT GUARANTEED. The employers, the trustees and the Committee do not guarantee the amount of benefits hereunder. Benefits will be paid only from and to the extent of the assets of the trust fund. It is a condition of participation in the plan that each participant and his beneficiaries will look solely to such assets for any benefit due him hereunder.

                                   ARTICLE II
                                   DEFINITIONS

This article contains a number of definitions of terms used in the plan. Other terms are defined, explained or clarified in other articles. This is done for convenience of plan administration. There is no significance to the location of a definition.

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     2.1 "APPLICABLE COMPENSATION" of an employee for any plan year or other period of reference is his total wages paid in cash from his employer for services while a participant during such plan year or other period. Applicable compensation also includes any contributions made by an employer to this plan or another employee benefit program on behalf of the employee in accordance with a salary reduction agreement under Code Sections 125, 129, 132(f) (effective January 1, 1998) and 401(k).

The amount of a participant's applicable compensation taken into account under the plan for any plan year will not exceed $160,000 ($200,000 effective January 1, 2002), as adjusted in accordance with Code Section 401(a)(17) for such year.

     2.2 "BENEFICIARY" means a person, class of persons or trust designated by a participant under Section 8.5 or, if there is no such designation, by the plan to receive a death benefit hereunder.

     2.3 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute enacted in its place.

     2.4 "COMMITTEE" means the Compensation Committee of Timberland, constituted under Article XI hereof to administer the plan.

     2.5 "EMPLOYEE" means an individual who is employed by an employer and who is in the eligible class as described in Section 4.1. A director of an employer will not be considered an employee unless he is also an employee of an employer.

     2.6 "EMPLOYER" means The Timberland Company and Timberland Retail, Inc., or any successor organization to such companies, and any other entity that adopts the plan with the consent of Timberland upon such terms and conditions as Timberland determines. Employer may refer to each employer individually, or to the employers collectively, as the context may require. Employers means any two or more of such employers.

     2.7 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute enacted in its place.

     2.8 "PARTICIPANT" means an employee or former employee whose participation has begun and has not yet ended.

     2.9 "PLAN" means the Timberland Profit Sharing Plan, as set forth in this plan document and as it may be amended from time to time.

     2.10 "PLAN YEAR" means the 12-month period beginning each January 1 during the continuance of the plan.

     2.11 "TIMBERLAND" means The Timberland Company, or its successor.

     2.12 "TREK PLAN" means the Timberland Retirement Earnings 401(k) Plan.

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     2.13 "TRUST AGREEMENT" means the instrument executed by Timberland and the trustees, as amended from time to time, fixing the rights and responsibilities of each party with respect to the holding, investment and administration of the trust fund.

     2.14 "TRUST FUND" means the property held by the trustees for the purposes of the plan.

     2.15 "TRUSTEES" means the persons serving as co-trustees, or the corporate person serving as sole trustee, at any time under the terms of the trust agreement.

                                   ARTICLE III
                                  SERVICE RULES

     3.1 SERVICE DEFINED. Service of an employee means the sum of (a) any period of his employment, whether or not continuous; and (b) each period, if any, between a termination of his employment and his earliest subsequent reemployment, but only if such reemployment occurs within one year after such termination of employment.

     3.2 DETERMINING YEARS OF SERVICE. To determine an employee's years of service, all periods of his service will be aggregated and 365 days will constitute a year of service.

     3.3 EMPLOYMENT DEFINED. Employment of a person means his active service as an employee of an employer including, for purposes of this Section, any affiliated employers. A period of absence from active service will be considered part of his employment if he receives compensation from an employer for such period or if such period falls in one of the following categories (whether or not he receives applicable compensation for such period):

          (a) leave of absence due to sickness, accident or other reason, for the period authorized by his employer; provided he returns to active service with his employer at the end of such period of authorized absence.

          (b) absence for military service for which his reemployment rights are protected by law; provided he returns to active service as an employee within the period when his reemployment rights are protected by law (or within such longer period as his employer in its discretion permits).

     3.4 AFFILIATED EMPLOYER DEFINED. Affiliated employer means any corporation (other than an employer) which is included in a controlled group of corporations as defined in Code Section 414(b) with an employer, any unincorporated trade or business which is under common control with an employer within the meaning of Code Section 414(c), any affiliated service group or management function organization as defined in Code Section 414(m) which includes an employer, and any trade or business which is required to be aggregated with an employer under Code Section 414(o).

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                                   ARTICLE IV
                                  PARTICIPATION

     4.1 ELIGIBLE CLASS. An employee is in the eligible class if he is an employee of Timberland Retail, Inc. who is paid on an hourly basis. However, hourly employees at Timberland corporate headquarters are not in the eligible class.

The plan administrator's designation or classification of an individual when that individual is included or excluded from active participation shall be conclusive for purposes of determining whether or not an individual is part of the eligible class. No classification or reclassification of an individual's status with an employer, for any reason, without regard to whether or not it is initiated by a court, governmental agency or otherwise, shall result in the individual being included as a member of the eligible class, unless so determined by the employer. The term "eligible class" shall exclude: (a) any individual with respect to whom compensation is not treated at the time of payment as being subject to statutorily required payroll tax withholding, such as withholding of Federal and/or state income tax and/or withholding of the employee's share of Social Security Tax; (b) any individual performing services for an employer who has entered into an independent contractor or consultant agreement with an employer; (c) any individual performing services for an employer under an independent contractor or consultant agreement, a purchase order, a supplier or staffing agreement or any other agreement that an employer enters into for services; (d) any individual employed by a temporary service or agency; and (e) any independent sales representatives (including but not limited to brokers).

     4.2 PARTICIPATION. Each employee in the eligible class who has completed one year of service and attained age 21 by January 1, 1991 will become a participant on that date. Each other employee in the eligible class will become a participant on the entry date coinciding with or next following the date he has completed one year of service and attained age 21.

Each January 1 and July 1 is an ENTRY DATE.

     4.3 END OF PARTICIPATION. A participant's active participation in the plan will end on the termination of his service as an employee in the eligible class for any reason. His participation will end when he has no further interest under the plan.

     4.4 PARTICIPATION UPON REEMPLOYMENT.

          (a) A former active participant who returns to employment in the eligible class will resume active participation on his reemployment date.

          (b) A former employee who satisfied the eligibility requirements of
Section 4.2 but whose employment terminated prior to his or her first entry date will become a participant on the later of his first entry date or his reemployment date if he is reemployed in the eligible class.

          (c) A former employee whose employment terminated before he satisfied the eligibility requirements of Section 4.2 shall be come a participant in accordance with Section 4.2.

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     4.5 SPECIAL RULE FOR LEASED EMPLOYEES. An individual who provides services to an employer (or affiliated employer) as an employee of a temporary help agency or other person and who is a "leased employee" within the meaning of Code
Section 414(n) is not eligible to participate in the plan while he is a leased employee. If an individual in the eligible class was formerly a leased employee, his service while a leased employee will be credited for vesting and eligibility purposes to the extent required under Code Section 414(n).

     4.6 MILITARY SERVICE. Notwithstanding any provisions of this plan to the contrary, contributions, effective as of December 12, 1994, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

                                    ARTICLE V
                             EMPLOYER CONTRIBUTIONS

     5.1 AMOUNT OF EMPLOYER CONTRIBUTIONS. For each plan year, each employer will make a contribution to the trust fund in such amount, if any, as Timberland determines in its discretion. However, an employer is not required to make a contribution in any plan year. An employer's determination of any amount to be contributed to the trust fund will be final and conclusive.

     5.2 FORM AND TIME OF CONTRIBUTION. An employer's contribution for a plan year will be paid to the trustees in cash. Such contribution will be paid to the trustees no later than the due date (including extensions) for filing such employer's federal income tax return for such year, or the due date (including extensions) for filing the consolidated federal income tax return including such employer.

     5.3 RETURN OF CONTRIBUTION MADE IN ERROR OR NOT DEDUCTIBLE. Each contribution hereunder by an employer is conditioned on the requirements that the plan, as established, will be determined to qualify under Code Section 401(a) and that the amount of the contribution will be deductible under Code
Section 404. If the plan applies for and fails to receive a favorable determination letter from the Internal Revenue Service upon its initial qualification, all amounts contributed by the employers will be returned to such employers. If all or part of an employer's contribution is made because of a mistake of fact, or if the deduction under Code Section 404 of any portion of an employer's contribution is disallowed, the amount contributed because of a mistake of fact or the amount for which the deduction is disallowed will be returned to such employer if demand therefor is made within the time allowed by law.

                                   ARTICLE VI
                             ROLLOVER CONTRIBUTIONS

     6.1 ROLLOVER CONTRIBUTIONS.

          (a) Subject to such conditions as the Committee may impose, an employee in the eligible class (whether or not a participant) may make a rollover transfer to the plan (or cause to be transferred to the trustees directly from a qualified trust, qualified annuity plan, individual

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retirement account or individual retirement annuity) in cash in an amount which constitutes a rollover eligible to be contributed to the plan under the applicable provisions of the Code. A rollover into this plan from an individual retirement account or individual annuity on behalf of an employee subject to the income tax laws of the Commonwealth of Puerto Rico will not be permitted unless the employee receives the applicable authorization from the Puerto Rico Treasury Department. The Committee retains the discretion to refuse to accept a direct or indirect transfer to this plan from another qualified plan if such transfer would subject this plan to the qualified joint and survivor rules of Code
Section 401(a)(11) or that the holding of such rollover contribution or transfer would be administratively burdensome.

          (b) The employer, the Committee and the trustees have no responsibility for determining the propriety of, proper amount or time of, or status as a tax-free transaction of any transfer under subsection (a) above.

          (c) If an employee who is not yet a participant makes a rollover contribution under subsection (a) above, he will be considered to be a participant with respect to such contribution only. He will not be a participant for any other purpose of the plan and will not share in any contributions under
Section 7.2 until he completes the requirements for participation under Article IV.

          (d) A rollover or transfer will be credited to a separate rollover account in the name of the employee making such rollover contribution.

          (e) The Committee in its discretion may direct the return to the employee (or the transfer to another trustees or custodian designated by the employee) of any rollover contribution or transfer to the extent the Committee determines that such return is necessary to insure the continued qualification of this plan under Code Section 401(a).

     6.2 IN-SERVICE WITHDRAWALS FROM ROLLOVER ACCOUNT. A participant may make a withdrawal from his rollover account at any time. An election to make an in-service withdrawal from a participant's rollover account will be in writing and on such form as the Committee may from time to time prescribe and such election will be filed with the Committee. A withdrawal under this section will be paid to the participant as soon as practicable after the first valuation date which is at least 15 days after the Committee's receipt of the participant's withdrawal form.

                                   ARTICLE VII
                            ACCOUNTS AND ALLOCATIONS

     7.1 ESTABLISHMENT OF ACCOUNTS. The Committee will establish and maintain a profit sharing account in the name of each participant and a rollover account, if appropriate, for such participant. Allocations and charges to such accounts will be made as provided in the plan. Notwithstanding the existence of such records of participants' accounts, the existence of such accounts will not be deemed to give any participant, beneficiary or any other person any right, title or interest in or to any specific assets or part of the trust fund.

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     7.2 ALLOCATING EMPLOYER CONTRIBUTIONS AND FORFEITURES. Each participant who is an employee on the last day of a plan year is entitled to share under the plan in any employer contributions for such year. Such employer contributions will be allocated to the profit sharing account of each participant entitled to share as of the last day of such plan year in the proportion that such participant's applicable compensation bears to the total applicable compensation of all participants eligible to share in the allocation for the plan year.

     7.3 ALLOCATING ROLLOVER CONTRIBUTIONS. Any rollover contribution or transfer contributed on behalf of a participant will be allocated to such participant's rollover account as of the valuation date coinciding with or immediately following the date the trustee receives the rollover.

     7.4 CHARGES TO ACCOUNTS. Any amount distributed, paid, withdrawn or transferred from an account will be a charge against such account as of the first day of the valuation period in which the distribution, payment or withdrawal occurs.

     7.5 415 MAXIMUM ADDITIONS. The following provisions place a limit on the maximum annual additions which may be allocated to a participant's profit sharing account by the employer (including affiliated employers).

          (a) 415 LIMIT. The annual additions to a participant's accounts for any plan year (which is the limitation year for purposes of Code Section 415) may not exceed the lesser of (i) $30,000 ($40,000 effective January 1, 2002), as adjusted periodically for cost-of-living changes in accordance with Code Section 415 and regulations thereunder, or (ii) 25 percent (100 percent effective January 1, 2002) of his total compensation for such year. For purposes of this section, TOTAL COMPENSATION means a participant's total non-deferred compensation from his employer for a plan year, as defined in Code Section 415 and applicable regulations. Effective as of January 1, 1998, total compensation shall include any elective deferral (as defined in Code Section 402(g)(3)) and any elective amount which is not includible in the gross income of a participant by reason of Code Section 125 and 132(f)(4).

          (b) CORRECTION OF EXCESS ANNUAL ADDITIONS. If the annual additions to a participant's accounts would exceed the limitation of subsection (a) above, any employer contributions or forfeitures under this plan will be reduced; next his matching employer contributions under the TREK plan will be reduced, to the extent necessary to comply with the limits in subsection (a) above.

          (c) ANNUAL ADDITIONS DEFINED. For purposes of this Section 7.5, ANNUAL ADDITIONS to a participant's accounts for any plan year means the sum of employer contributions and forfeitures credited to his profit sharing account in this plan and any employer matching contributions and TREK contributions that may be allocated to his accounts in the TREK plan for such year, and amounts allocated to an individual medical account that is part of a pension or annuity plan maintained by the employer. Also, amounts derived from contributions that are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund maintained by the employer are treated as annual additions.

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     7.6 VALUATION OF ASSETS. As of each June 30 and December 31 and at any other time the Committee may direct (referred to herein as a VALUATION DATE), the trustees will determine the fair market value of the assets in the trust fund, relying upon such evidence of value as the trustees deem appropriate.

     7.7 ALLOCATING INVESTMENT EXPERIENCE. As of each valuation date (before crediting contributions as of such date), expenses not paid directly by the employers, investment income and gains and losses in asset values of the trust fund since the preceding valuation date will be allocated or charged to all participants' accounts in proportion to the adjusted account balance in each such account as of the preceding valuation date.

For purposes of this section, the ADJUSTED ACCOUNT BALANCE of an account is the amount in such account as of the close of business on the preceding valuation date, decreased by any withdrawals or distributions from such account since the preceding valuation date, and increased or decreased in accordance with uniform rules established by the Committee to allocate equitably expenses and investment results, in proportion to the adjusted account balance as of the preceding valuation date.

     7.8 SEGREGATED ACCOUNTS. The Committee may direct the trustees to establish a segregated account and to transfer all or a portion of the other accounts of a participant to such segregated account. The trustees will invest the segregated account in savings accounts, notice accounts or term certificates of one or more savings banks, or in obligations of the United States or its agencies or instrumentalities, or in fixed-income securities, or in shares of mutual funds or pooled investment funds holding primarily fixed-income securities, or will hold the segregated account uninvested, in cash, for the purpose of making payments therefrom. In selecting investments for a segregated account, the trustees' goals will be preservation of capital and realization of a reasonable return consistent with preservation of capital. A segregated account will be credited or charged with the earnings, investment results and expenses of such account, and will not share in the earnings, investment results and expenses of the other assets of the trust fund.

     7.9 INVESTMENT OF FUNDS. Effective January 1, 1999, each participant shall be permitted to direct the investment of the participant's account among investment funds that the trustee shall from time to time cause to be made available at the direction of the Committee, in accordance with ERISA Section 404(c) and regulations thereunder. Each participant shall bear the sole responsibility for such participant's direction of the investment of such participant's account in the investment funds, and neither the trustee nor the Committee shall have any responsibility or liability for any losses that may occur in connection with any such direction, as set forth in ERISA Section 404(c) and regulations thereunder. Investment elections by a participant shall be made in such manner (which may be in writing or by electronic or telephonic means, as determined by the Committee), in such increments, and at such time or times, as authorized under the administrative rules and procedures established from time to time by the Committee consistent with such reasonable guidelines and limitations as the Committee shall deem appropriate for the efficient administration of the plan. All earnings and expenses, including commissions and transfer taxes, realized or incurred in connection with any investments pursuant to a participant's directions shall be credited or charged to the account for which the investment is made, except to the extent of expenses paid by the employers in their sole discretion.


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                                  ARTICLE VIII
                                  DISTRIBUTIONS

     8.1 DISTRIBUTION UPON RETIREMENT OR DISABILITY.

          (a) AMOUNT AND FORM OF DISTRIBUTION. A participant who retires or who terminates employment due to a disability will receive the total amount in his accounts in one lump sum payment. The time of the distribution will be determined under Section 8.3.

          (b) RETIREMENT AND DISABILITY DEFINED. For purposes of this plan, RETIREMENT means a participant's termination of employment on or after his 65th birthday. DISABILITY means a physical or mental impairment which is likely to be permanent or of long and indefinite duration and which prevents the participant from engaging in any substantial gainful occupation or employment. The Committee will determine whether a participant has a disability under uniform rules of general application.

     8.2 DISTRIBUTION UPON OTHER TERMINATION OF EMPLOYMENT.

          (a) AMOUNT AND FORM OF DISTRIBUTION. A participant who terminates employment for reasons other than retirement, disability or death will receive the vested amounts in his accounts in one lump sum payment. The time of the distribution will be determined under Section 8.3.

          (b) VESTING UPON OTHER TERMINATION OF EMPLOYMENT. A participant will be fully vested in his rollover account at all times. A participant who terminates employment before his retirement, disability or death will be fully vested in his profit sharing account if he has completed three years of service as of his date of termination. A participant will have no vested interest in his profit sharing account if he terminates employment before completing three years of service. Notwithstanding the above, a participant whose employment terminates as the result of retirement, as defined in Section 8.1(b), will be fully vested in his profit sharing account.

          (c) FORFEITURES AND RESTORATION OF FORFEITURES. If a participant terminates his employment with the employer (and all affiliated employers) at a time when he is not vested in his profit sharing account, he shall be deemed to have been paid his benefits, which shall be deemed to have a value of zero, as of the date he terminated employment, and his profit sharing account will be forfeited as of such date. If a former participant whose account was forfeited returns to employment with an employer within six years of his date of termination, the amount forfeited will be restored to his account (without adjustment for gains or losses) on the next valuation date. If the current plan year's forfeitures are not sufficient to restore forfeitures, an employer contribution will be made to the plan for that purpose. Effective as of January 1, 1991, any remaining forfeitures shall be applied to reduce employer contributions to the plan or to pay plan administrative expenses.

     8.3 TIME OF DISTRIBUTION. If a participant's vested account balances do not exceed $3,500 ($5,000, effective January 1, 1998), he will receive a lump sum payment as of the valuation date immediately following his retirement, disability or other termination of employment without obtaining the written consent of the participant. A participant whose vested account balances exceed $3,500 ($5,000, effective January 1, 1998) must consent in writing to the immediate distribution of his accounts or he may elect to defer such payment, but not beyond the time permitted in Section 8.4. A participant may accelerate a deferred payment by filing an election form with the Committee specifying the earlier distribution date. Any distribution elected by a participant will be made within 90 days of the date the participant elected such payment. The Committee will notify a participant of his right to receive payment of his accounts as soon as practicable after his retirement, disability or other termination of employment.

     8.4 REQUIRED DISTRIBUTION DATE. Each participant will receive a lump sum distribution of his total account balances no later than the April 1 following the calendar year in which he reaches age 70-1/2. In the case of a participant whose employment continues after age 70-1/2, the participant will continue to receive a distribution of his total account balances determined as of December 31 of the previous calendar year by December 31 of each subsequent calendar year of employment.

     8.5 DISTRIBUTION UPON DEATH OF A PARTICIPANT

          (a) IN GENERAL. If a participant dies with a balance in his accounts under the plan, his beneficiary will receive the total amount remaining in a single lump sum payment. Such amount will be determined as of the first valuation date that is at least 15 days after the date when the Committee receives such evidence of the participant's death and the right of any person to receive a payment hereunder as it deems necessary. Distribution will be made as soon as practicable after such valuation date and in no event later than December 31 of the calendar year containing the first anniversary of the participant's death.

          (b) DESIGNATION OF BENEFICIARY. A participant may designate one or more beneficiaries to receive any distribution payable under subsection (a) above and may revoke or change such a designation at any time. However, the beneficiary of a married participant's total account balance will be the participant's spouse unless the spouse consents in writing to the designation of another beneficiary. Such consent must acknowledge the effect of the spouse's giving consent and must be witnessed by a plan representative or notary public.

If a participant names two or more beneficiaries, distribution to them will be in such proportions as the participant designates or, if the participant does not so designate, in equal shares. Any designation of beneficiary will be in writing on such form as the Committee may prescribe and will be effective upon filing with the Committee.

          (c) NO DESIGNATION. Any portion of a distribution payable upon the death of a participant which is not disposed of by a designation of beneficiary, for any reason whatsoever, will be paid to the participant's estate.

          (d) PAYMENT UNDER PRIOR DESIGNATION. The Committee may direct distribution in accordance with a prior designation of beneficiary (and will be fully protected in so doing) if such direction (i) is given before the Committee receives a later designation, or (ii) is due to the Committee's inability to verify the authenticity of a later designation. Such a distribution will discharge all liability therefor under the plan.

     8.6 DIRECT ROLLOVER OF DISTRIBUTION. Notwithstanding any provision to the contrary that would otherwise limit a distributee's election under Article VIII, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of any eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (a) ELIGIBLE ROLLOVER DISTRIBUTION: An eligible rollover distribution is a distribution described in Sections 8.1, 8.2 and 8.4, except to the extent such distribution is required under Code Section 401(a)(9), and a distribution described in Section 8.5.

          (b) ELIGIBLE RETIREMENT PLAN: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described n Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

          (c) DISTRIBUTEE: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 12.2, are distributees with regard to the interest of the spouse or former spouse.

          (d) DIRECT ROLLOVER: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE IX
                    AMENDMENT, MERGER AND TERMINATION OF PLAN

     9.1 AMENDMENT OF PLAN. At any time and from time to time, by action of its board of directors or the Committee, Timberland may amend or modify any or all of the provisions of the plan without the consent of any person, provided that no amendment will reduce any participant's accrued benefit under Code Section 411(d)(6) as of the date such amendment is adopted (or its effective date if later), and provided further that no amendment will permit any part of the trust fund to revert to the employers or be used for or diverted to purposes other than for the exclusive benefit of participants, former participants or their beneficiaries.

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     9.2 MERGER OF PLANS. A merger or consolidation with, or transfer of assets or liabilities to, any other plan will be permitted only if the benefit each participant would receive is such plan were terminated immediately after the merger, consolidation or transfer is not less than the benefit he would have received if this plan had terminated immediately before the merger, consolidation or transfer.

     9.3 TERMINATION. Timberland has established the plan for its employees and the employees of participating employers with the bona fide expectation and intention that the employers will be able to continue the plan and contributions thereto indefinitely, but an employer will not be under any obligation or liability whatsoever to continue its contributions or maintain the plan for any particular length of time. Notwithstanding any other provisions hereof, an employer in its discretion may discontinue contributions to the plan indefinitely or temporarily or may terminate this plan with respect to its employees at any time, and it will have no liability to any participant, beneficiary or other person as a result of such discontinuance or termination. Timberland reserves the right, by action of its board of directors or the Committee, to terminate the plan, or any portion of the plan, with respect to all participants at any time. The employer's failure to make contributions in any year or years will not operate to terminate the plan in the absence of formal action by an employer to terminate the plan. .

     9.4 EFFECT OF TERMINATION. Upon complete discontinuance of contributions or termination or partial termination of the plan, the accounts of participants affected by such discontinuance, termination or partial termination will become nonforfeitable. After termination of the plan by Timberland, no employee will become a participant and the employers will not make any further contributions hereunder.

Upon termination of the plan, the trustees will continue to hold the assets of the trust fund attributable to contributions by the employer and participants for distribution as directed by the Committee. The Committee will determine when to disburse such assets.

                                    ARTICLE X
                                NAMED FIDUCIARIES

     10.1 IDENTITY OF NAMED FIDUCIARIES. Timberland, the trustees and the Committee will be the named fiduciaries under the plan and will control and manage the plan and its assets to the extent and in the manner indicated in this article. Any responsibility assigned to a named fiduciary will not be deemed to be a duty of a "fiduciary" (as defined in ERISA) solely because of such assignment. The Committee will be the PLAN ADMINISTRATOR as that term is defined in ERISA. If a Committee has not been appointed, or ceases for any reason to serve, the Company shall function as the Administrator until a Plan Administrator (or successor, as appropriate) is appointed.

     10.2 RESPONSIBILITIES AND AUTHORITY OF COMMITTEE. The Committee will control and manage the operation and administration of the plan except to the extent that such responsibilities are specifically assigned hereunder to Timberland or the trustees. The responsibilities and authority of the Committee are set forth in detail in various articles of this plan and primarily in
Article XI.

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     10.3 RESPONSIBILITIES AND AUTHORITY OF TRUSTEES. The trustees will manage and control the assets of the plan except to the extent that such responsibilities are specifically assigned hereunder to an employer or the Committee, or are delegated to one or more investment managers by Timberland. The responsibilities and authority of the trustees are set forth in detail primarily in the trust agreement.

     10.4 RESPONSIBILITIES OF TIMBERLAND. Timberland will have the following responsibilities and authority with respect to control and management of the plan and its assets:

          (a) to amend the plan;

          (b) to terminate the plan;

          (c) to merge or consolidate the plan with, or transfer all or part of the assets or liabilities to, any other plan;

          (d) to appoint, remove and replace the trustees and the Committee and to monitor their performances;

          (e) to appoint, remove and replace one or more investment managers, or to refrain from such appointments, and to monitor their performances;

          (f) to select the investment funds in which the trust fund is invested; and

          (g) to perform such additional duties as are required by the plan or by law.

The foregoing responsibilities and authority of Timberland are set forth in further detail in various articles of the plan and in the trust agreement.

     10.5 RESPONSIBILITIES NOT SHARED. Except as otherwise specified herein or required by law, each named fiduciary will have only those responsibilities that are specifically assigned to it hereunder, and no named fiduciary will incur liability because of improper performance or nonperformance of responsibilities specifically assigned to another named fiduciary or other person.

     10.6 PROCEDURE FOR ALLOCATION AND DELEGATION OF RESPONSIBILITIES. The members of the Committee or the members of the board of directors of Timberland or of a committee of any such board may allocate their responsibilities among themselves in any reasonable manner and may delegate any of their responsibilities to any other person or persons by so specifying in a written instrument. No Committee member, director or member of a committee of the board of directors of Timberland will be liable for the improper discharge or nonperformance of any responsibility so allocated or delegated to another person, except to the extent liability is imposed by law.

     10.7 DUAL FIDUCIARY CAPACITY PERMITTED. Any person or group of persons may serve in more than one fiduciary capacity.

     10.8 ACTIONS BY TIMBERLAND. Wherever the plan specifies that Timberland is required or permitted to take any action, such action will be taken by Timberland's board of directors, or by a duly authorized Committee thereof, or by one or more directors, officers or employees of the employer duly authorized to do so by its board of directors.

     10.9 ADVICE. A named fiduciary may employ or retain such attorneys, accountants, actuaries, investment advisors, consultants, specialists and other persons or firms as it deems necessary or desirable to advise or assist it in the performance of its duties. Unless otherwise provided by law, the fiduciary will be fully protected with respect to any action taken or omitted by it in reliance upon any such person or firm.

     10.10 INDEMNIFICATION. To the extent permitted by law and not prohibited by their charters and by-laws, the employers will indemnify and hold harmless every natural person serving as a fiduciary of the plan (whether a named fiduciary or otherwise), and the estate of such a person if he is deceased, from and against all claims, loss, damages, liability, and reasonable costs and expenses, incurred as a result of his service as a fiduciary hereunder, unless due to the gross negligence or willful misconduct of such person; provided that this section will apply only to the extent that any such claims, loss, damages, liability, costs and expenses are not covered by a fiduciary liability insurance policy maintained by such fiduciary, the Committee, an employer or the plan. The preceding sentence will not apply to a corporate trustee or other corporate fiduciary or to an investment manager as defined in ERISA or outside service provider (or to an employee of any of the foregoing) unless Timberland agrees otherwise in writing. Timberland will allocate the amount of any indemnity due under this section among the employers on an equitable basis.

                                   ARTICLE XI
                                  THE COMMITTEE

     11.1 APPOINTMENT. Timberland will appoint a Committee whose members may, but need not, be plan participants or employees or officers of an employer. The number of persons serving on the Committee at any time will be determined by Timberland, and may be changed from time to time by it, provided that the Committee will have no fewer than three members at any time. Timberland may remove any Committee member at any time, with or without cause, by filing written notice of his removal with the Committee and the trustees. A Committee member may resign by filing his written resignation with Timberland, the Committee and the trustees 30 days in advance of his resignation. A vacancy, however arising, may be filled by Timberland.

     11.2 NOTICE TO TRUSTEES. Timberland will notify the trustees in writing of each Committee member's appointment, and the trustees may assume that each such appointment continues in effect until written notice to the contrary is given by Timberland.

     11.3 ADMINISTRATION OF PLAN. The Committee will have all powers and authority necessary or appropriate to carry out its responsibilities for the operation and administration of the plan. It will interpret and apply all plan provisions and may correct any defect, supply any omission or reconcile any inconsistency or ambiguity in such manner as it deems advisable. It

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will make all final determinations concerning eligibility, benefits and rights hereunder, and all other matters concerning plan administration and interpretation in its discretion. All determinations and actions of the Committee will be conclusive and binding upon all persons. The Committee will exercise all powers and authority given to it, and exercise discretion to interpret the provisions of the plan, in a non-discriminatory manner and will apply uniform administrative rules of general application to insure that persons in similar circumstances are treated alike.

     11.4 IMPOSSIBLE OR DIFFICULT PERFORMANCE. If performance of any act required hereunder is impossible or unduly burdensome, the Committee in its discretion may perform or direct the performance of any other act which it determines will carry out the plan's purpose. Such performance will discharge all liability with respect thereto.

     11.5 REPORTING AND DISCLOSURE. The Committee, acting on behalf of the plan administrator, will prepare, file, submit, distribute or make available any plan descriptions, reports, statements, forms or other information to any government agency, employee, former employee, or beneficiary as may be required by law or by the plan.

     11.6 RECORDS. The Committee will keep all data, records, books of account and instruments pertaining to plan administration. The employers will supply all information required by the Committee to administer the plan with respect to its employees, and the Committee may rely upon the accuracy of such information.

     11.7 COMPENSATION AND EXPENSES. The Committee, and each Committee member, will serve without compensation unless Timberland determines otherwise; provided that an employee of Timberland will not be compensated for his services as a Committee member (other than reimbursement for reasonable expenses).

All reasonable expenses of administering the plan will be paid out of the trust fund unless paid by the employers (each bearing an equitable share of such expenses as determined by Timberland). Such expenses include the compensation of all persons employed or retained by the Committee, premiums for bonds and insurance protecting the plan or trust fund and required by law or deemed advisable by the Committee, and all other costs of plan administration.

     11.8 DECISIONS, RULES AND REGULATIONS. Any action or decision concurred in by a majority of the Committee members, either at a meeting or in writing without a meeting, will constitute an action or decision of the Committee. No Committee member may vote on any matter which relates exclusively to himself. The Committee may adopt and amend such rules for the conduct of its business and the administration of the plan as it deems advisable.

     11.9 SECRETARY OF THE COMMITTEE. The Committee at its option may appoint any Committee participant or other person to serve as secretary, and may remove him at any time. The Committee will notify the trustees in writing of such person's appointment, and the trustees may assume his authority to act as secretary continues until written notice to the contrary is given by the Committee.

The secretary, or a majority of the Committee participants then in office, will have the authority to execute all instruments or memoranda necessary or appropriate to carry out the actions and decisions of the whole Committee; and any person may rely upon any instrument or memorandum so executed as evidence of the Committee action or decision indicated thereby.

     11.10 CLAIMS REVIEW PROCEDURE. The Committee shall make all determinations as to the right of any person to a benefit. The Committee shall within 90 days after the receipt of an application for benefits either allow or deny the application in writing. A denial of benefits shall be written in a manner calculated to be understood by the claimant and shall include:

          (a) the specific reason or reasons for the denial;

          (b) specific reference to pertinent plan provisions on which the denial is based;

          (c) a description of any additional material or information necessary for the applicant to perfect his/her claim and an explanation of why such material or information is necessary;

          (d) an explanation of the plan's claim review procedure; and

          (e) effective January 1, 2002, the claimant's right to bring a civil action under ERISA Section 502(a) following a denial upon appeal.

An individual whose application is denied (or his/her duly authorized representative) may within 60 days after receipt of denial of his/her application submit a written request for review to the Committee, review pertinent documents, and submit issues and comments in writing. Effective January 1, 2002, the claimant shall be provided, upon request and free of charge, reasonable access to and copies of all documents, records and other information determined by the Committee in its sole discretion to be relevant to the claimant's claim for benefits and may submit written comments, documents, records and other information relating to the claim.

The Committee shall notify the claimant of its decision on review within 60 days after receipt of a request for review. Notice of the decision on review shall be in writing and shall include the following information:

          (a) the specific reason or reasons for the denial;

          (b) specific reference to pertinent plan provisions on which the denial is based;

          (c) effective January 1, 2002, a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim;

          (d) effective January 1, 2002, a description of any voluntary appeals procedures offered by the Plan;

          (e) effective January 1, 2002, a statement that the claimant has the right to bring a civil action under ERISA Section 502(a) following a denial upon appeal.

Participants and beneficiaries shall not be entitled to challenge the Committee's determinations in judicial or administrative proceedings without first complying with the procedures in this Section. The Committee's decisions made pursuant to this Section are intended to be final and binding on participants, beneficiaries and others.

If special circumstance require an extension of the 90-day and 60-day periods described in this Section 11.10 may be extended at the discretion of the Committee for a second 90- or 60-day period, as the case may be, provided that written notice of the extension is furnished to the claimant prior to the termination of the initial period, indicating the special circumstances requiring such extension of time and the date by which a final decision is expected.

                                   ARTICLE XII
                                  MISCELLANEOUS

     12.1 NONALIENATION OF BENEFITS. No benefit, right or interest hereunder of any person will be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, or to seizure, attachment or other legal equitable or other process, or be liable for, or subject to, the debts, liabilities or other obligations of such person, except that the Committee may prescribe rules for the payment of benefits in accordance with a qualified domestic relations order as defined in Section 12.2.

     12.2 QUALIFIED DOMESTIC RELATIONS ORDERS.

          (a) A qualified domestic relations order (QDRO) is a judgment, decree, or order which meets the requirements of Code Section 414(p). An alternate payee is an individual named in the QDRO who is to receive some or all of the participant's benefit.

          (b) Upon receipt of any domestic relations order, the Committee will notify the participant involved and each alternate payee under the order (and under any previous QDRO relating to the participant's benefits). The Committee will determine whether the order is a QDRO and will notify each affected individual of its determination. In general, subject to the provisions of Code
Section 414(p), the plan's claims procedure rules under Section 11.10 apply to this determination and any subsequent determination relating to the order. To the extent permitted by law, the Committee's determination that an order is or is not a QDRO is final. Any subsequent change in this determination is applied only prospectively unless the Committee rules otherwise.

          (c) If an order is determined to be a QDRO, the provisions of the QDRO will take precedence over any conflicting provisions of the plan (including
Section 12.1 relating to a non-alienation of benefits). To the extent provided in a QDRO, a former spouse will be treated as the spouse or surviving spouse of a participant for purposes of the death benefit provisions of Section 8.5 and any other relevant provision of the plan.

          (d) In making its determination of whether an order is a QDRO, the order will not fail to be considered a QDRO by the Committee solely because the order specifies that payment to an alternate payee of the assigned portion of a participant's accounts is to be made in a single lump sum cash payment as soon as administratively feasible following the Committee's determination that the order is a QDRO. The preceding sentence will apply regardless of whether the participant has either separated from service, or attained the earliest retirement age, as defined in Code Section 414(p), at the time of payment.

     12.3 PAYMENT TO MINORS AND INCOMPETENTS. If the Committee deems any person incapable of giving a binding receipt for benefit payments because of minority, illness, infirmity or other incapacity, it may direct that payment is made directly to such person, or to a person selected by the Committee to disburse such funds for the benefit of such person. Such payment, to the extent thereof, will discharge all liability for such payment under the plan.

     12.4 CURRENT ADDRESS OF PAYEE. Any person entitled to benefits is responsible for keeping the Committee informed of his current address at all times. The Committee, trustees and employers have no obligation to locate such person, and will be fully protected if all payments and communications are mailed to his last known address, or are withheld pending receipt of proof of his current address and proof that he is alive.

     12.5 DISPUTES OVER ENTITLEMENT TO BENEFITS. If two or more persons claim entitlement to payment of the same benefit hereunder, the Committee in its discretion may withhold payment of such benefit until the dispute has been determined by a court of competent jurisdiction or has been settled by the persons concerned.

     12.6 PAYMENT OF BENEFITS. Notwithstanding any other provision of this plan, unless a participant elects otherwise with the consent of the Committee, his benefit payments under the plan will begin not later than 60 days after the close of the plan year in which the latest of the following dates occurs: (a) the date he terminates service with the employer; (b) his 65th birthday; and (c) the tenth anniversary of the date he began participating in the plan.

     12.7 TOP HEAVY PLAN PROVISIONS.

          (a) APPLICABILITY OF SECTION. This section is included in the plan to meet the requirements of Code Section 416, and the provisions of this section will be operative only if, when and to the extent that Code Section 416 applies to the plan. At such time as the requirements of Code Section 416 apply to the plan because the plan is to top heavy as defined in subsection(b)(i) below, the provisions of this section will apply and will govern over any contrary provision of the plan.

          (b) DEFINITIONS.

               (i) The plan will be TOP HEAVY for a plan year if, as of the determination date, the sum of (A) the aggregate amount in the accounts of participants who are key employees (including all defined contribution plans within the required or permissive aggregation group) and (B) the aggregate present value of cumulative accrued benefits of participants who are key employees (including all defined benefit plans within such group), exceeds 60 percent of a similar sum determined for all participants in all such plans.

          In determining the amounts in participants' accounts and present values of accrued benefits under the preceding two paragraphs, the present value of accrued benefits will be based on the actuarial assumptions used to determine the minimum funding requirements of Code Section 412(b); if there is more than one defined benefit plan in the aggregation group, each plan will use the same actuarial assumptions for purposes of the top heavy test, as determined by the actuary; distributions made during the five years ending on the determination date will be taken into account; rollover contributions after December 31, 1983, will be taken into account only to the extent provided in regulations under Code
Section 416(g)(4)(A); account balances and accrued benefit values of a person who was but no longer is a key employee will be disregarded; and account balances and accrued benefit values of any individual who has not performed any services for an employer at any time during the five years ending on the determination date will be disregarded.

               (ii) The DETERMINATION DATE for purposes of determining whether the plan is top heavy under subsection (i) for a particular plan year is the last day of the preceding plan year.

               (iii) A KEY EMPLOYEE is an employee or former employee who has satisfied Section 4.2 (including a beneficiary of such an employee) who at any time during the plan year or any of the four preceding plan years was:

                    (A) An officer of an employer or an affiliated employer having annual compensation greater than 50% of the amount in effect under
Section 415(b)(1)(A) of the Code for such plan year (but no more than 50 employees will be taken into account under this subsection (A) as key employees);

                    (B) One of the ten employees having annual compensation of more than the limitation in effect under Section 415 (c)(1)(A) of the Code for such plan year and owning (or considered as owning within the meaning of Code
Section 318) the largest interests in an employer. For purposes of the preceding sentence, if two employees have the same interest in an employer, the employee having greater annual compensation from his employer (or an affiliated employer) will be treated (or a sponsoring affiliated employer) as having a larger interest;

                    (C) A person owning (or considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of an employer or stock possessing more than 5% of the total combined voting power of all stock of an employer; or

                    (D) A person who has annual compensation from an employer (or affiliated employer) of more than $150,00 and who would be described in subsection (C) above if 1% were substituted for 5%.

     For purposes of applying Code Section 318 to the provisions of this subsection (iii), subparagraph (C) of Code Section 318(a)(2) will be applied by substituting "five percent" for "50 percent." In addition, the rules of Code
Section 414(b), (c) and (m) will not apply for purposes of determining ownership under subsections (C) and (D) above.

               (iv) A NON-KEY EMPLOYEE is any employee who has satisfied Section
4.2 (including a beneficiary of such employee) who is not a key employee.

               (v) A REQUIRED AGGREGATION GROUP includes all qualified plans, whether or not terminated, of the employers of affiliated employers in which a key employee participates and each other qualified plan of the employers or affiliated employers that enables any of such plans to meet the requirements of
Section 401(a)(4) or Section 410 of the Code. A PERMISSIVE AGGREGATION GROUP includes (in addition to plans in a required aggregation group) any plan which the employer designates for inclusion provided that inclusion of such plan does not cause the group to fail the requirements of Section 410(a)(4) and Section 410 of the Code.

          (c) MINIMUM BENEFIT. Each employee who has satisfied the participation requirements of Sections 4.1 and 4.2 and is employed on the last day of the plan year shall have a minimum contribution allocated on his behalf which is 3% of the employee's applicable compensation or, if lesser, the highest percentage allocation made for a key employee, reduced by any minimum contribution made on behalf of the employee to another defined contribution plan maintained by an employer.

     12.8 STATUTORY REFERENCES. A reference to any statute includes references to any similar provision of any successor statute.

     12.9 RULES OF CONSTRUCTION.

          (a) A word or phrase defined or explained in any article has the same meaning throughout the plan unless the context indicates otherwise.

          (b) Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

          (c) Unless the context indicates otherwise, the words "herein", "hereof", "hereunder", and words of similar import refer to the plan as a whole and not only to the section in which they appear.

     12.10 TEXT CONTROLS. Headings and titles are for convenience only, and the text will control in all matters.

     12.11 APPLICABLE STATE LAW. To the extent that the state law applies, the provisions of the plan will be construed, enforced and administered according to the laws of the State of New Hampshire.

     Executed on February 15, 2002

                                        THE TIMBERLAND COMPANY

                                        By: /s/ Bruce A. Johnson

                                        Its:Vice President - Human Resources